Corporate Presentation January 2010 NASDAQ: GTCB www.gtc-bio.com Exhibit 99.2

Safe Harbor Statement
This presentation contains forward-looking statements
that reflect GTC Biotherapeutics management’s current
view of future events and operations. These forward-
looking statements are based on assumptions, external
factors, uncertainties and other risks that are detailed in
the Company’s SEC reports, including its Form 10-K for
the year ending December 28, 2008. Actual results may
differ materially from these statements.

GTC Biotherapeutics
Validated “Game-Changing” Production Technology
– Recombinant plasma proteins
– Biosimilar/biobetter antibodies
– Enabling, scalable, cost-effective
– Validated regulatory path and infrastructure
ATryn
®
Recombinant Human Antithrombin
– Approved in US & EU
– Secured US commercialization partner
– Expanding indications to maximize commercial opportunity
Broad Pipeline Focused on High-Value Products
– Low development risk
– Large, established markets
Corporate
– Developed key strategic partnerships
– Active partnering strategy

Strategic Goals for Value Creation
Develop Biosimilar and Biobetter Antibodies
– Focus on oncology & autoimmune indications
– CD20, HER2, EGFR and TNF MAbs
– Enhanced ADCC biobetters
– Outside key cell culture MAb IP
Pipeline
– Advance 2 products into the clinic in 2010
• Factor VIIa (hemophilia) into Phase I
• AFP (MG and MS) into Phase II
Maximize commercial opportunity of ATryn
®
– Label expansion
– Geographical distribution
Build on Existing Strategic Relationships
– Pursue additional corporate partners
– Share risk and rewards
– Build value but maintain financial discipline
Products
Transgenic
Technology
Business

Technology to Products
Production Platform
Products
Lower Production Costs
Enabling
difficult to express proteins
enhanced ADCC/glycosylation
High Volume Production
unconstrained supply
scaleable/flexible
established infrastructure
Validated Regulatory Path (US/EU)
Protected by Intellectual Property
proprietary IP (2021) and FTO
Recombinant Plasma Proteins
Biosimilar & Biobetter MAbs
Product Portfolio
known clinical profile
low development risk
produced cost-effectively
expedited approval process
large, established markets

Recombinant Plasma Proteins
ATryn
®
(US/EU) hereditary deficiency
acquired deficiencies
Factor VIIa (LFB) hemophilia
Factor IX (LFB) hemophilia
AFP MS and MG
Biosimilar/Biobetter Monoclonal Antibodies
TG20 (LFB) oncology & autoimmune
HER2, TNF, EGFR oncology & autoimmune
Products Indications R&D PC PI PII PIII Approved
GTC Product Pipeline

Partnerships
Key Component of GTC’s strategy
– Share product rewards and risks with partners
– Financial support for clinical development and commercialization
Established Partners
– Commercialization partnership
• ATryn
®
US partnership with Lundbeck
• $257M development and commercialization deal
– Development collaboration
• JV with LFB
• Multiple products FVIIa, FIX, AAT, TG20 MAb
Partnering Opportunities
– ATryn – Ex-US
– Factor VIIa and Factor IX
– AFP
– Biosimilar/Biobetter MAbs

Recombinant Plasma Protein Products
Focused portfolio
– FVIIa, FIX
– AFP
– antithrombin (ATryn
®
)
Addressing large, established markets
Deliver:    unconstrained supply
Ensure:    safe products
Provide:   lower COGS

ATryn
®
: Marketed in US and EU
ATryn ®
Recombinant Human Antithrombin
Anticoagulant and Anti-Inflammatory
– Broad range of therapeutic indications
FDA & EMEA Approved
– Hereditary Deficiency
Product Unique Selling Points
– Safe
– Consistent, reliable supply
– Robust clinical data package
– Only recombinant product
Commercial sales in US and EU
– US: Lundbeck Partnership
– Ex-US: Partnership opportunities

Antithrombin Deficiencies
Hereditary Deficiency
Genetic disease/orphan indication
US Incidence 1:3000
High risk of venous thrombosis and
pulmonary embolism during trauma,
surgery and childbirth
Acquired Deficiencies
Disease-associated antithrombin
deficiency
– Heparin resistance/CABG
– DIC
– Preeclampsia
– Burns/Trauma
TIME
>$2.5B
DIC/Sepsis
~$50M
Hereditary
Deficiency
~$200M
Heparin
Resistance

ATryn ® Commercial Strategy
EU
EMEA Approved in 2006
– HD surgical cases
– Label expansion - childbirth
Secure EU Commercial Partner
– Expand EU commercial availability
– Maximize EU sales in HD
Geographical Expansion
– Secure commercial partners
• Canada
• Japan
• Middle East
– Maximize sales
US
Commercial Partner: Lundbeck
– FDA approved HD surgery & childbirth
– Launched May 2009
– Initial goal to maximize US sales
– Established hospital-based sales force
Label Expansion
– Heparin resistance in CABG
• partner funded
– Develop further AD indications
– DIC associated with sepsis
• 250,000 patients/year in US
• high mortality (40-50%)
• published data supports potential
efficacy
ROW

Hemophilia
Genetic Diseases
Orphan Diseases (US >20,000 patients)
– Hemophilia A: FVIII deficient
– Hemophilia B: FIX deficient
Hemophiliacs with inhibitors to FVIII or FIX
– FVIIa treats both conditions
VIIa
IX
Large, Growing Markets
Overall Markets >$6B
FVIIa: NovoSeven
®
>$1.2B (2008)
FIX: BeneFIX
®
>$600M (2008)
VIII

Factors VIIa and IX
Expand markets with strong commercial partners
– Acute and prophylactic treatments
– Additional geographies
– Expand Labeling e.g. trauma, surgery
Factor VIIa
Factor IX
Strategy
– Difficult to produce in cell culture
– Comparable to NovoSeven
®
– Discounted pricing
Status:
– Established production line
– Data shows comparability
– IND 1H 2010
– Conduct Phase I in 2010
Strategy
– Difficult to produce in cell culture
– Extended half-life product
Status:
– Established production line
– Preclinical studies ongoing
– IND 2011
Growth Opportunities

Alpha Fetoprotein (rhAFP)
Alpha Fetoprotein
Status:
– Immune modulator
– Disease remission during pregnancy
– Compelling results in MS & MG Models
Enabled by Transgenic Platform:
– Difficult to express in cell culture
– High expression during pregnancy
Partnering Opportunity:
– Strong KOL support
– Strong safety database (>200 patients)
– Phase II ready
– Develop with partner
Decreases TNF
and IFN production
by  macrophages

1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Pre-pregnancy Pregnancy
Post-partum
Source: Confavreux et al. (1998) NEJM 339 285-291
NORMAL [AFP]
1        2       3      4
N = 227
1       2       3        4 1       2        3
1,000
100
10
1
Downregulates
expression of MHC
class II molecules
Upregulates
apoptosis of
Inflammatory Cells
1
2
3
4
Inhibits
antibody
production

Based on:
– Pre-clinical evidence shows efficacy in robust MS animal models
– Human safety data with favorable side-effect profile (>200 patients)
– Competitive COGS
– Convenient administration by subcutaneous injection
Potential:
– 1st line therapy for MS
– 2nd line therapy for MG
– Other autoimmune CNS diseases
Significant Market Opportunity for AFP
Myasthenia Gravis Multiple Sclerosis
US Prevalence (per 100,000) 15 – 20 125 – 150
US Patients (‘000s) 45 – 60 >300
Potential Market $150 – 250M >$8B

MAbs - A Manufacturing Challenge ~24 kg ~15 kg IFN- IFN- hGH G-CSF EPO ERT >2500 kg 16

Monoclonal Antibodies
Technology
Proven, competitive for MAb production
>20 MAbs produced
Easy scalability (10 – 1000+ kg)
COGS,   CapEx
Avoids key cell culture MAb patents
Biosimilar/Biobetter MAbs
TG20 (CD20 MAb) (LFB JV)
– Oncology/autoimmune disease
– Target specificity similar to Rituxan
– Enhanced ADCC + similar CDC
HER-2, TNF and EGFR initiated
Targeting >$15B sales (2008)
Regulatory path evolving (EU/US)
Develop with partners

10
5
0
’01   ’02    ’03   ’04    ’05    ’06    ’07   ‘08
MAb Sales 2001 – 2008
(Rituxan, Humira, Erbitux & Herceptin)

Goal: Cash Flow Positive by 2012
2010
2011
Development
•ATryn®
initiate PIII HR
•FVIIa
conduct Phase I
•AFP initiate Phase II
•Biosimilar
characterization
Partnering
•ATryn
®
EU
•AFP
•Biosimilar(s)
Development
•FVIIa
initiate Phase II/III
•AFP conclude Phase II
•FIX file IND
•TG20 Phase I (partner)
Partnering
•ATryn
ROW
•FVIIa
•Biosimilar(s)
2012
Development
•ATryn
HR filing
•AFP initiate Phase III
•FIX initiate Phase II/III
•Herceptin
file IND
Partnering
•FIX
Financial
•Cash-Flow Positive

GTC Fundamentals
Validated “game-changing” production platform
–
enables production of difficult to express proteins
– easily scalable for high volume products
– cost competitive (COGS and CapEx)
Demonstrated naturally enhanced ADCC MAbs
– generate high value 2nd generation oncology MAbs
Recombinant versions of plasma proteins
– ATryn (launched US & EU)
– FVII (Phase I 2010)
– AFP (Phase II 2010)
Biosimilar/Biobetter MAbs
– HER2, TNF and EGFR in development
– TG20 (Phase I 2011)
Sharing risk/rewards through partnering
– LFB, Lundbeck
Significant events through 2012
– Products progressing in clinical development
– Partnering deals
Goal to be cash-flow positive by 2012
Products
Technology
Value Creation

20

Forward-Looking Statements
This slide presentation contains forward-looking statements as defined in the Private
Securities Litigation Reform Act of 1995, including without limitation statements related to
GTC’s plans to enter into partnerships, build upon existing strategic relationships, maximize commercial opportunities, advance its programs relating to recombinant factor
VIIa, alpha-fetoprotein, ATryn    and monoclonal antibodies for use as follow-on biologics,
market opportunities and our plan to be cash flow positive by 2012.  Such forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such statements.  Factors that may cause such differences include, but are not limited to, the risks and uncertainties discussed in our most recent Annual Report on Form 10-K and our other periodic reports filed with the Securities and Exchange Commission, including the risks and uncertainties associated with our ability to enter into collaborations in the future, the terms of such collaborations, the performance of our partners, regulatory approval of our transgenically produced products, designing and conducting clinical trials and pre-
clinical studies, developing new biological products, continuing operating losses and our ability to raise additional capital.  GTC cautions investors not to place undue reliance on the forward-looking statements contained in this presentation  These statements speak only as of the date of this filing on Form 8-K, and GTC undertakes no obligation to update or revise the statements, except as may be required by law.